UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2017
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Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont		05701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On January 10, 2017, Casella Waste Systems, Inc. (the “Company”) announced that it has commenced the remarketing of $3.6 million aggregate principal amount of Finance Authority of Maine (“FAME”) Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2005R-1 (the “2005R-1 Bonds”) and $21.4 million aggregate principal amount of FAME Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2005R-2 (the “2005R-2 Bonds”). The 2005R-1 Bonds and the 2005R-2 Bonds are being remarketed as one series of bonds to be known as the 2005R-3 Bonds. The 2005R-3 Bonds are expected to bear a fixed rate of interest for an agreed interest rate period. The fixed interest rate and interest rate period on the 2005R-3 Bonds are subject to market and other conditions, and there can be no assurance as to whether the remarketing will be completed. The Company has issued a notice of a mandatory tender for the 2005R-1 and 2005R-2 Bonds. The remarketing is expected to become effective on February 1, 2017. The FAME Solid Waste Disposal Revenue Bonds were originally issued on December 28, 2005 and have a final maturity of January 1, 2025. The 2005R-3 Bonds will be guaranteed by all or substantially all of the Company’s subsidiaries. The 2005R-3 Bonds are not a general or contingent obligation of FAME, or of the State of Maine, and are payable solely from amounts received from the Company under the 2005R-3 Bonds indenture. The 2005R-3 Bonds are being offered only to qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).
The 2005R-3 Bonds have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and other applicable securities laws.
As of November 30, 2016, after giving pro forma effect to the proposed remarketing, the Company and the Guarantors would have had approximately $522.1 million of aggregate outstanding indebtedness (excluding approximately $21.7 million of outstanding undrawn letters of credit issued under the Company’s senior credit facility (the “Senior Credit Facility”)) under the following debt arrangements: $65.1 million under the revolving credit line available under the Senior Credit Facility, $350.0 million of term loans under the Senior Credit Facility, $25.0 million principal amount of the 2005R-3 Bonds, $15.0 million principal amount of the Finance Authority of Maine Series 2015 solid waste disposal revenue bonds, $16.0 million principal amount of the Vermont Economic Development Authority solid waste disposal revenue bonds, $11.0 million principal amount of the Business Finance Authority of the State of New Hampshire solid waste disposal revenue bonds, $40.0 million principal amount of the New York State Environmental Facilities Corporation solid waste disposal revenue bonds, and an additional $73.2 million of unused commitments under the Senior Credit Facility. As of November 30, 2016, the Company also had $6.7 million of additional indebtedness outstanding, including capital leases and seller financing notes. In addition, the terms of the Company’s existing indebtedness permit the Company to incur additional debt, which could be pari passu with or senior in right of lien priority to the 2005R-3 Bonds.
A copy of the Company’s press release announcing remarketing of the 2005R-1 Bonds and 2005R-2 Bonds as a single series of 2005R-3 Bonds, and the issuance of a notice of a mandatory tender, is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. Neither this Current Report on Form 8-K, nor the press release attached hereto as Exhibit 99.1 hereto shall constitute an offer to sell or the solicitation of an offer to buy the 2005R-3 Bonds, nor shall there be any sale of such Bonds in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index attached hereto.

Forward-Looking Statements
Certain matters discussed in this Current Report on Form 8-K are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995, including, among others, the Company’s intention to remarket the 2005R-3 Bonds. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “will,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s beliefs and assumptions. The Company cannot guarantee that it actually will achieve the plans, intentions, expectations or guidance disclosed in the forward-looking statements made. Such forward-looking statements involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in the Company’s forward-looking statements. Such risks and uncertainties include or relate to, among other things: market conditions and the Company’s ability to consummate the remarketing of the 2005R-3 Bonds. There can be no assurance that the Company will be able to complete the proposed remarketing of the 2005R-3 Bonds on the anticipated terms, or at all. These additional risks and uncertainties include, without limitation, those detailed in Item 1A, “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2015 and Form 10-Q for the quarterly period ended September 30, 2016. The Company undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Casella Waste Systems, Inc.

Date: January 10, 2017	By:	/s/ Edmond R. Coletta
Edmond R. Coletta
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release of Casella Waste Systems, Inc. dated January 10, 2017